UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 5, 2025

Cloudflare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39039	27-0805829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
101 Townsend Street
San Francisco, CA		94107
(Address of principal executive offices)		(Zip code)
(888) 993-5273
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	NET	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 5, 2025, Cloudflare, Inc. (the "Company") held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Holders of the Company’s Class A common stock, par value $0.001 per share (the “Class A Common Stock”), were entitled to one vote on each proposal for each share held as of the close of business on April 10, 2025 (the “Record Date”), and holders of the Company’s Class B common stock, par value $0.001 per share (the “Class B Common Stock”), were entitled to ten votes on each proposal for each share held as of the close of business on the Record Date. The Class A Common Stock and Class B Common Stock voted as a single class on all matters submitted for a vote at the Annual Meeting. At the Annual Meeting, 273,766,312 shares of Class A Common Stock and 34,092,441 shares of Class B Common Stock, or approximately 91.38% of the total voting power of shares entitled to vote, were present virtually or represented by proxy and voted on the following proposals, which are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on April 21, 2025 (the "2025 Proxy Statement"):

Proposal One - Election of Class III Directors. The following nominees were each elected as a Class III director to serve until the Company's 2028 annual meeting of stockholders or until his or her successor is duly elected and qualified. The results of such vote were:

Nominee	For	Withheld	Broker Non-Votes
Stacey Cunningham	577,439,996	2,818,870	34,431,856
Mark Hawkins	574,499,568	5,759,298	34,431,856
Carl Ledbetter	548,951,342	31,307,524	34,431,856

Proposal Two - Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025 was ratified. The results of such vote were:

For	Against	Abstained	Broker Non-Votes
610,200,958	3,632,655	857,109	—

Proposal Three - Advisory Vote to Approve the Compensation of Named Executive Officers. The stockholders approved, on an advisory non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the 2025 Proxy Statement. The results of such vote were:

For	Against	Abstained	Broker Non-Votes
516,021,763	63,622,697	614,406	34,431,856

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cloudflare, Inc.

Dated: June 9, 2025	By:	/s/ Douglas Kramer
Douglas Kramer
Chief Legal Officer and Secretary